UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 17, 2011
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935 (Commission File Number)	20-0467835 (I.R.S. Employer Identification No.)

5320 Legacy Drive Plano, Texas (Address of principal executive offices)	75024 (Zip code)
Registrant’s telephone number, including area code: (972) 673-2000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3
EX-99.1

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
Closing of Senior Subordinated Notes Offering
In connection with the closing on February 17, 2011 by Denbury Resources Inc. (the “Company”) of its public offering of an aggregate principal amount of $400 million of 6 3/8% Senior Subordinated Notes due 2021 (the “Notes”), the Company entered into an Indenture dated February 17, 2011 (the “Indenture”) among the Company, certain of the Company’s subsidiaries that are guarantors of the Notes and Wells Fargo, National Association, as trustee, under which Indenture the Notes were issued. The Notes were sold to the public at par, plus accrued interest from February 17, 2011. The Underwriters purchased the Notes for 98.25% of the principal amount thereof.
The Company will pay interest on the Notes on February 15 and August 15 of each year, beginning August 15, 2011. The Notes will mature on August 15, 2021.
The Notes were offered and sold under a prospectus filed with the Securities and Exchange Commission (the “Commission”) that was part of the Company’s registration statements on Form S-3ASR and S-3MEF (Registration Nos. 333-172036 and 333-172043, respectively), which were automatically effective when filed with the Commission on February 3, 2011. The material terms of the Notes are described in the final prospectus which relates to the offer and sale of the Notes, dated February 3, 2010, as filed by the Company with the Commission on February 7, 2011, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.
The net proceeds from the offering will be used to partially fund the repurchase of $225 million of the Company and Denbury Onshore, LLC’s 7 1/2% Senior Subordinated Notes due 2013 and $300 million of the Company’s Senior Subordinated Notes due 2015, referenced below.
In connection with the offering of the Notes, the Indenture is filed as Exhibit 4.1 to this Form 8-K and is incorporated by reference in its entirety into the Registration Statement.
Cash Tender Offers and Consent Solicitations for Certain Senior Subordinated Notes; Supplements to Indentures Governing Certain Senior Subordinated Notes
On February 16, 2011, the Company exercised its early purchase option and accepted for purchase the outstanding 7 1/2% Senior Subordinated Notes due 2013 of the Company and Denbury Onshore, LLC (the “2013 Notes”) and 7 1/2% Senior Subordinated Notes due 2015 of the Company (the “2015 Notes” and collectively with the 2013 Notes, the “Notes”) tendered and not withdrawn prior to 5:00 p.m., New York City time, February 16, 2011 (“Consent Payment Deadline”) pursuant to the Company’s previously announced tender offers and consent solicitations.
As of the Consent Payment Deadline, (i) $169,482,000 principal amount of the 2013 Notes, or 75.3% of the outstanding 2013 Notes, and (ii) $220,882,000 principal amount of the 2015 Notes, or 73.6% of the outstanding 2015 Notes, had been validly tendered and not withdrawn.
The offers and solicitations were conducted upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated as of February 3, 2011, and in the related Letter of Transmittal and Consent. The tender offers will expire at 11:59 p.m., New York City time, on March 3, 2011, unless extended by the Company.
The tender of the Notes as of the Consent Payment Deadline also constituted the delivery of consents of holders of the Notes to eliminate or modify certain provisions contained in each indenture governing the Notes (each an “Indenture” and, collectively, the “Indentures”). The Company received sufficient consents in the solicitations to amend the Indentures by entering into supplemental indentures for each of the 2013 Notes and the 2015 Notes. The supplemental indentures have eliminated most of the restrictive covenants and certain events of default in each indenture.

The foregoing description of the supplemental indentures is qualified in its entirety by reference to the copies of the supplemental indentures attached hereto as Exhibits 4.2 and 4.3, and incorporated by reference herein.
Redemption of Remaining 2013 and 2015 Senior Subordinated Notes
On February 17, 2011, the Company issued notices of redemption for all of the remaining outstanding 2013 Notes (CUSIP No. 24823U-AE-8) and 2015 Notes (CUSIP No. 24823U-AF-5) not tendered in the above tender offers. The redemption date for the 2013 Notes is April 1, 2011, and holders will receive $1,000.00 per $1,000 principal amount of the 2013 Notes. There will be no accrued and unpaid interest on the 2013 Notes as of that date, and the regular payment of interest will be made on that date. The redemption date for the 2015 Notes is March 21, 2011, and holders will receive $1,037.50 per $1,000 principal amount of the 2015 Notes, plus accrued and unpaid interest to, but not including, the redemption date.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
A copy of the press release related to the above items is furnished as Exhibit 99.1 hereto.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following exhibits are filed or furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
4.1	Indenture dated as of February 17, 2011 among the Company, certain of the Company’s subsidiaries as guarantors and Wells Fargo, National Association, as trustee, with respect to $400 million of 6 3/8% Senior Subordinated Notes due 2021.

4.2	Fifth Supplemental Indenture, dated as of February 17, 2011, among Denbury Resources Inc., Denbury Onshore, LLC and certain other subsidiaries of Denbury Resources Inc. and The Bank of New York Mellon Trust Company, N.A., with respect to $225 million of 7 1/2% Senior Subordinated Notes due 2013.

4.3	Fifth Supplemental Indenture, dated as of February 17, 2011, among Denbury Resources Inc. and certain other subsidiaries of Denbury Resources Inc. and The Bank of New York Mellon Trust Company, N.A., with respect to $300 million of 7 1/2% Senior Subordinated Notes due 2015.

99.1	Denbury press release, dated February 17, 2011, “Denbury Resources Inc. Announces Early Acceptance of Cash Tender Offers and Consent Solicitations for Senior Subordinated Notes due 2013 and 2015, Redemption of Senior Subordinated Notes due 2013 and 2015, and Completion of Offering of Senior Subordinated Notes due 2021.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: February 22, 2011	By:	/s/ Alan Rhoades
Alan Rhoades
Vice President — Accounting

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
4.1	Indenture dated as of February 17, 2011 among the Company, certain of the Company’s subsidiaries as guarantors and Wells Fargo, National Association, as trustee, with respect to $400 million of 6 3/8% Senior Subordinated Notes due 2021.

4.2	Fifth Supplemental Indenture, dated as of February 17, 2011, among Denbury Resources Inc., Denbury Onshore, LLC and certain other subsidiaries of Denbury Resources Inc. and The Bank of New York Mellon Trust Company, N.A., with respect to $225 million of 7 1/2% Senior Subordinated Notes due 2013.

4.3	Fifth Supplemental Indenture, dated as of February 17, 2011, among Denbury Resources Inc. and certain other subsidiaries of Denbury Resources Inc. and The Bank of New York Mellon Trust Company, N.A., with respect to $300 million of 7 1/2 % Senior Subordinated Notes due 2015.

99.1	Denbury press release, dated February 17, 2011, “Denbury Resources Inc. Announces Early Acceptance of Cash Tender Offers and Consent Solicitations for Senior Subordinated Notes due 2013 and 2015, Redemption of Senior Subordinated Notes due 2013 and 2015, and Completion of Offering of Senior Subordinated Notes due 2021.”